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Exhibit 10.1(f)

DEED OF TRUST AND SECURITY AGREEMENT
WITH ASSIGNMENT OF RENTS

Dated as of June 15, 2003

FROM

CSL LEASING INC., as Grantor

AND

SABRE INC., as Grantor

TO

JEFFREY A. RATTIKIN,
as Deed of Trust Trustee

For the Benefit of

WILMINGTON TRUST COMPANY, as Indenture Trustee

DEED OF TRUST AND SECURITY AGREEMENT WITH
ASSIGNMENT OF RENTS

        THIS DEED OF TRUST AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS (this "Deed of Trust") dated as of June 15, 2003 from (a) CSL LEASING INC., a Delaware corporation, with its principal place of business and mailing address at c/o J.P. Morgan Services, Inc., 500 Stanton Christiana Road, Newark, DE 19713-2107 (hereinafter referred to as the "Lessor"), as grantor, and (b) SABRE INC., a Delaware corporation, with its principal place of business at 3150 Sabre Drive, Southlake, Texas 76092 (hereinafter referred to as the "Lessee") as grantor, to JEFFREY A. RATTIKIN, as trustee (together with his successors and assigns in trust, the "Deed of Trust Trustee") having his principal office at Rattikin & Rattikin, LLP, 201 Main Street, Suite 800, Fort Worth, TX 76102, for the use and benefit of WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Indenture Trustee (as defined in the below defined Participation Agreement), with its mailing address at 1100 North Market Street, Wilmington, Delaware 19890 (hereinafter referred to as the "Indenture Trustee"; the Indenture Trustee, acting as such indenture trustee and any successor to Indenture Trustee in such capacity being hereinafter referred to as "Beneficiary"). For all purposes hereof, the capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in Appendix A to the Participation Agreement referred to below; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Deed of Trust.

WITNESSETH:

        WHEREAS, the Lessee, Sabre Holdings Corporation, a Delaware corporation (the "Lessee Guarantor"), the Lessor, the institutional investors named on schedule II thereto as Purchasers and each other holder from time to time of the Notes, as Purchasers (herein, the "Purchasers"), and the Indenture Trustee have entered into that certain Participation Agreement dated as of even date herewith (the "Participation Agreement") and are entering into the other Operative Documents (as defined in the Participation Agreement) for the purpose of providing financing for the acquisition of the Property.

        WHEREAS, pursuant to the terms and conditions of the Participation Agreement and the other Operative Documents, the Purchasers are willing to purchase Notes of the Lessor to provide the Lessor a portion of the funding costs for the acquisition of the Properties and any Improvements thereon.

        WHEREAS, to secure the repayment of the Notes, the Indenture Trustee, on behalf of the Purchasers, will have, the benefit of (i) an assignment of the Lessor's Lien on the Property and the other Collateral, (ii) a Lien on the Lessor's interest (a) under the Lease (including the Rent payable thereunder) and (b) in and to the Mortgaged Property, and (iii) a Lien on Lessee's interest in and to the Mortgaged Property.

        NOW, THEREFORE, to secure (i) the payment of the principal and Make-Whole Amount, if any, of and interest on the Notes as and when the same become due and payable (whether by lapse of time, acceleration or otherwise) and all advances now or hereafter evidenced thereby, (ii) the obligation of the Lessee to pay all Basic Rent and Supplemental Rent and other amounts pursuant to the Lease or the Participation Agreement, (iii) the payment of all other indebtedness, obligations and liabilities which this Deed of Trust secures pursuant to any of its terms, (iv) the observance and performance of all covenants and agreements of the Lessor and the Lessee contained herein or in the Participation Agreement or in any other instrument or document at any time evidencing or securing any of the foregoing or setting forth terms and conditions applicable thereto and (v) all amounts owing to the Purchasers under the other Operative Documents (all of such indebtedness, obligations and liabilities being hereinafter collectively referred to as the "Indebtedness Hereby Secured"), each of the Lessor and the Lessee does hereby grant, warrant, bargain, sell, convey, demise, assign, transfer, set over and pledge unto the Deed of Trust Trustee, its successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of the Beneficiary and grant to the Beneficiary, its successors and assigns, a continuing security interest in, all and singular the properties, rights, interests and privileges described in Granting

Clauses I, II, III, IV, V, VI and VII below, all of the same being collectively referred to herein as the "Mortgaged Property" or sometimes as the "Property":

GRANTING CLAUSE I

        All of the Lessor's and the Lessee's respective right, title and interest in and to that certain real estate lying and being in the City of Southlake, Counties of Tarrant and Denton, in the State of Texas (the "State") more particularly described in Exhibit A attached hereto and made a part hereof.

GRANTING CLAUSE II

        All buildings and improvements of every kind and description heretofore or hereafter erected or placed on the property described in Granting Clause I and all materials intended for construction, reconstruction, alteration and repairs of the buildings and improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the premises immediately upon the delivery thereof to the said real estate, and the respective right, title and interest of the Lessor and the Lessee, now owned or hereafter acquired, in or to all fixtures, machinery, apparatus, equipment, fittings and articles of personal property of every kind and nature whatsoever now or hereafter attached to or contained in or used in connection with said real estate and the buildings and improvements now or hereafter located thereon and the operation, maintenance and protection thereof, all communication and electronic monitoring equipment, and all other machinery and equipment of every nature and fixtures and appurtenances thereto and all items of furniture, appliances, equipment and personal property used in the operation, maintenance and protection of the said real estate and the buildings and improvements now or hereafter located thereon and all renewals or replacements thereof or articles in substitution therefor, whether or not the same are or shall be attached to said real estate, buildings or improvements in any manner, and all proceeds thereof; it being mutually agreed, intended and declared that all the aforesaid property shall, so far as permitted by law, be deemed to form a part and parcel of the real estate and, for the purpose of this Deed of Trust, to be real estate and covered by this Deed of Trust; and as to the balance of the property aforesaid, this Deed of Trust is hereby deemed to be as well a security agreement under the provisions of the Texas Uniform Commercial Code for the purpose of creating hereby a security interest in said property, which is hereby granted by the Lessor and the Lessee as debtors to the Beneficiary as secured party, securing the Indebtedness Hereby Secured. The addresses of the Lessor (debtor), the Lessee (debtor) and the Beneficiary (secured party) appear at the beginning hereof.

GRANTING CLAUSE III

        All right, title and interest of the Lessor and the Lessee now owned or hereafter acquired in and to all and singular the estates, tenements, hereditaments, privileges, easements, licenses, leases (including, without limitation the Lease evidenced by that certain Lease Supplement recorded on the date this Deed of Trust is recorded and dated of even date herewith) franchises and appurtenances belonging or in any way appertaining to the property described in the preceding Granting Clause I and the buildings and improvements now or hereafter located thereon and the reversions, rents, issues, revenues and profits thereof, including all interest of the Lessor and the Lessee in all rents, issues and profits of the aforementioned property and all rents, issues, profits, revenues, royalties, bonuses, rights and benefits due, payable or accruing (including all deposits of money as advanced rent or for security) under any and all leases or subleases and renewals thereof, or under any contracts or options for the sale of all or any part of, said property (including during any period allowed by law for the redemption of said property after any foreclosure or other sale), together with the right, but not the obligation, to collect, receive and receipt for all such rents and other sums and apply them to the Indebtedness Hereby Secured and to demand, sue for and recover the same when due or payable; provided that the assignments made hereby shall not impair or diminish the obligations of the Lessor and the Lessee under the provisions of such leases or other agreements nor shall such obligations be imposed upon the Beneficiary.

GRANTING CLAUSE IV

        All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the property described in Granting Clause I or any part thereof or any building or other improvement now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said property or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "Condemnation Awards").

GRANTING CLAUSE V

        All property and rights, if any, which are by the express provisions of this Deed of Trust required to be subjected to the lien hereof and any additional property and rights that may from time to time hereafter, by installation or writing of any kind, be subjected to the lien hereof by the Lessor and the Lessee or by anyone on the Lessor's or the Lessee's behalf.

GRANTING CLAUSE VI

        All rights in and to common areas and access roads on adjacent properties heretofore or hereafter granted to the Lessor or the Lessee and any after-acquired title or reversion in and to the beds of any ways, roads, streets, avenues and alleys adjoining the property described in Granting Clause I or any part thereof.

GRANTING CLAUSE VII

        All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds of insurance.

        TO HAVE AND TO HOLD the Mortgaged Property unto the Deed of Trust Trustee and his successors in trust and assigns IN TRUST, WITH POWER OF SALE, and the properties, rights and privileges hereby granted, warranted, pledged, bargained, sold, conveyed, demised, bargained, pledged and assigned, and in which a security interest is granted, or intended so to be, unto the Beneficiary, its successors and assigns, forever;

        BUT IN TRUST NEVERTHELESS, upon the terms and trust herein set forth, for the equal and proportionate benefit, security and protectiveness of all present and future Purchasers and any other Indebtedness Hereby Secured; provided, however, that this Deed of Trust is upon the express condition that if the principal of, Make-Whole Amount, if any, and interest on the Notes and all sums from time to time advanced thereon shall be paid in full and all other Indebtedness Hereby Secured shall be fully paid and performed and any commitment contained in the Indenture or the Participation Agreement to extend credit thereunder shall have terminated, then this Deed of Trust and the estate and rights hereby granted shall cease, determine and be void and this Deed of Trust shall be released by the Deed of Trust Trustee upon the written request and at the expense of the Lessor or the Lessee, otherwise to remain in full force and effect.

        The Lessor and the Lessee hereby covenant and agree with the Beneficiary as follows:

        1.    Payment of the Indebtedness.    Subject at all times to terms and limitations set forth in Section 15.10 of the Participation Agreement, the Indebtedness Hereby Secured will be promptly paid as and when the same becomes due in accordance with the terms of the Participation Agreement, the Indenture and this Deed of Trust, as applicable.

        2.    Further Assurances.    Both the Lessor and the Lessee will execute and deliver such further instruments and do such further acts as may be necessary or proper to carry out more effectively the purpose of this Deed of Trust and, without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the Granting Clauses hereof or intended so to be.

        3.    Authority.    Each of the Lessor and the Lessee covenants and warrants that it has full power and authority to convey, transfer and grant the Mortgaged Property to the Deed of Trust Trustee (for the benefit of the Beneficiary) for the uses and purposes set forth in this Deed of Trust.

        4.    Possession.    Provided no Event of Default has occurred hereunder, each of the Lessor and the Lessee shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Property, subject always to the observance and performance of the terms of this Deed of Trust.

        5.    Recordation and Payment of Taxes and Expenses Incident Thereto.    The Lessor and the Lessee will cause this Deed of Trust, all deeds of trust supplemental hereto and any financing statement or other notice of a security interest required by the Deed of Trust Trustee or the Beneficiary at all times to be kept, recorded and filed (at the Lessee's expense) in such manner and in such places as may be required by law for the recording and filing or for the rerecording and refiling of a mortgage, security interest, assignment or other lien or charge upon the Mortgaged Property, or any part thereof, in order fully to preserve and protect the rights of the Deed of Trust Trustee and the Beneficiary hereunder and, without limiting the foregoing, the Lessee will pay or reimburse the Deed of Trust Trustee or the Beneficiary, as the case may be, for the payment of any and all taxes, fees or other charges incurred in connection with any such recordation or rerecordation, including any documentary stamp tax or tax imposed upon the privilege of having this Deed of Trust or any instrument issued pursuant hereto recorded.

        6.    Liens and Encumbrances.    Each of the Lessor and the Lessee will not, without the prior written consent of the Beneficiary, directly or indirectly, create or suffer to be created or to remain and will discharge or promptly cause to be discharged any Lessor Lien (other than Permitted Property Liens and the Lessor Mortgage).

        7.    Right of Beneficiary or any Purchaser to Perform the Lessor's Covenants, Etc.    If the Lessor or the Lessee shall fail to make any payment or perform any act required to be made or performed hereunder, the Beneficiary or any Purchaser, without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Lessee, and may enter upon the Property or any part thereof for such purpose and take all such action thereon as, in the reasonable opinion of the Beneficiary or such Purchaser, may be necessary or appropriate therefor. All sums so paid by the Beneficiary or any Purchaser and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon from the date of payment or incurrence at the Overdue Rate, shall constitute so much additional Indebtedness Hereby Secured and shall be paid by the Lessee on demand to the party who made such payment for its account. The Beneficiary or any Purchaser in making any payment authorized under this Section relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office and reasonably believed by it to be valid, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim thereof.

        8.    After-Acquired Property.    Except as otherwise permitted under the Participation Agreement, any and all property hereafter acquired which is of the kind or nature herein provided, or intended under the Granting Clauses to be and become subject to the lien hereof, shall ipso facto, and without any further conveyance, assignment or act on the part of the Lessor or the Lessee, become and be subject to the lien of this Deed of Trust as fully and completely as though specifically described herein; but nevertheless the Lessor and the Lessee shall from time to time, if requested by the Beneficiary, execute and deliver any and all such further assurances, conveyances and assignments as the Beneficiary may reasonably require for the purpose of expressly and specifically subjecting to the lien of this Deed of Trust all such property.

        9.    Inspection by Beneficiary.    The Beneficiary, any Purchaser and any participant in the Indebtedness Hereby Secured and their agents shall have the right to inspect the Mortgaged Property at all reasonable times, and reasonable access thereto shall be permitted for that purpose, subject to security clearances and other similar applicable requirements of governmental authorities.

        10.    Subrogation.    The Lessor and the Lessee acknowledge and agree that the Deed of Trust Trustee and the Beneficiary shall be subrogated to any lien discharged out of the proceeds of the Notes or out of any advance by the Beneficiary hereunder, irrespective of whether or not any such lien may have been released of record.

        11.    Events of Default.    The occurrence of any event or the existence of any condition specified as an "Event of Default" under the Indenture shall constitute an "Event of Default" hereunder.

        12.    Remedies.    When any Event of Default has occurred (regardless of the pendency of any bankruptcy or other similar proceeding which has or might have the effect of preventing the Beneficiary from exercising any of its rights or remedies under this Deed of Trust, the Lease, the Participation Agreement, the Indenture or any of the other Operative Documents or of the adequacy of the security for the Indebtedness Hereby Secured) and during the continuance thereof and in addition to such other rights as may be available under applicable law, but subject at all times to any mandatory legal requirements:

          (a)   Acceleration. The Beneficiary may, by written notice to the Lessor and the Lessee, declare all unpaid Indebtedness Hereby Secured, including any interest then accrued thereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without other notice or demand of any kind. Except as expressly provided herein, each of the Lessor and the Lessee hereby expressly waives presentment, demand, protest, notice of protest, notice of acceleration, notice of intention to accelerate and all other notices of any kind.

          (b)   Mortgage Foreclosure Act. The Deed of Trust Trustee and the Beneficiary shall be entitled to all of the rights and benefits conferred to a deed of trust trustee or a beneficiary of a deed of trust under the laws of the State of Texas, including, without limitation, all rights granted a trustee or beneficiary under Chapter 51.002—51.006 et seq. of the Texas Property Code, as amended (collectively, the "Mortgage Foreclosure Act").

          (c)   POWER OF SALE; WAIVER OF NOTICE AND HEARING ON FORECLOSURE. WAIVER: EACH OF THE LESSOR AND THE LESSEE ACKNOWLEDGES AND AGREES THAT IF IT DEFAULTS, A NON-JUDICIAL FORECLOSURE SALE OF THE MORTGAGED PROPERTY, IF PERMITTED BY APPLICABLE LAW, MAY BE CONDUCTED WITHOUT A HEARING OF ANY KIND AND WITHOUT NOTICE BEYOND THE PUBLICATION AND POSTING OF THE NOTICE OF SALE AS REQUIRED BY LAW. EACH OF THE LESSOR AND THE LESSEE HEREBY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHTS IT MAY HAVE TO ANY SUCH HEARING AND NOTICE.

          Without limiting the generality of the foregoing, the Beneficiary (or to the extent required by law, the Deed of Trust Trustee) may, if at the time such action may be lawful, and always subject to compliance with any mandatory legal requirements, direct the Deed of Trust Trustee to enforce its trust and to sell the Mortgaged Property, as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as the trustee acting pursuant to such direction may elect, each sale to be held at the location within the county courthouse designated for the holding of non-judicial foreclosure sales by the Commissioners Court of any county in which a part of the Mortgaged Property constituting real property to be sold is situated (or if no area has been so designated, then in an area within said courthouse described in the notice referred to below in this section and to be made on the first Tuesday of some month between the hours of 10:00 a.m. and 4:00 p.m. to the highest bidder for cash at public venue, after the Deed of Trust Trustee (or a person or persons selected by the Deed of Trust Trustee) and the Beneficiary shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with special warranty of title or no warranty of title to such purchaser or purchasers binding upon the Lessor, the Lessee and their respective successors and assigns. Such sale must begin at the time stated in the notice referred to below in this section or not later than three hours after that time. Both the Lessor and the Lessee, each, for itself, its successors and assigns, and for anyone who may claim by, through or under the Lessor or the Lessee, hereby expressly and specifically waives all rights to a marshaling of the assets of the Lessor and the Lessee, including the Mortgaged Property, or to a sale in inverse order of alienation.

          The Deed of Trust Trustee (or a person or persons selected by the Deed of Trust Trustee) shall give notice of each such proposed sale by posting written notice of the time, place and terms of sale at the courthouse door, and by filing a copy of such written notice in the office of the county clerk, of the county in which the sale is to be made at least twenty-one (21) days preceding the date of the sale. In addition to the foregoing notice or notices to be posted and filed by the Deed of Trust Trustee (or a person or persons selected by the Deed of Trust Trustee), the Beneficiary shall at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on each debtor obligated to pay and perform any of the Indebtedness Hereby Secured according to the records of the Beneficiary. The service of such notice shall be completed five (5) days after the deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each such debtor at the most recent address (which shall be within the United States of America) as shown by the records of the Beneficiary, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. In this respect and to the full extent it may legally do so, the Lessor and the Lessee each also expressly covenants, stipulates, and agrees (as to itself) that: (i) the address of the Lessor and the Lessee set out in the first paragraph hereof shall be deemed and considered conclusively to be and remain at all times the most recent address of all debtors obligated to pay or perform the Indebtedness Hereby Secured as shown by the records of the Beneficiary, provided that such address may be changed to some other address within the United States of America from time to time only by express written notice of change thereof signed by the Lessor or the Lessee, as applicable, and actually delivered to and received by the Beneficiary and setting forth a new address which shall be within the United States of America and which shall be deemed and considered conclusively to be and remain at all times thereafter the recent address of the Lessor or the Lessee as shown by the records of the Beneficiary until changed in the manner herein provided, (ii) the records of the Beneficiary shall not be deemed to reflect any change in the name or identity of the Lessor or the Lessee (to whom notice of a proposed sale shall be required to be mailed as provided for above) unless and until express written notice of such change signed by the Lessor or the Lessee shall have been actually delivered to and received by the Beneficiary and (iii) no notice of such sale or sales other than the notices hereinabove provided shall be required to be given to the Lessor or the Lessee (or anyone who may claim by, through or under the Lessor or the Lessee) or any other persons and any other notice (including, without limitation, any notice of acceleration of, or intent to accelerate, the unpaid Lease Balance) is expressly waived.

          The provisions of this section with respect to posting, serving, filing and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas (such Section 51.002 being referred to as the "Subject Statute"). In the event the requirement for any notice, or the posting, serving, filing or giving thereof, under the Subject Statute shall be eliminated or the prescribed manner of posting, serving, filing or giving same is modified by future amendment to the Subject Statute, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing or giving any notice hereunder modified in, this Deed of Trust in conformity with such amendment. The manner herein prescribed for posting, serving, filing or giving any notice, other than that to be posted and filed or caused to be posted or filed by the Deed of Trust Trustee, shall not be deemed exclusive but such notice or notices may be posted, served, filed or given in any other manner which may be permitted by applicable law. Further, in relation to this Deed of Trust and the exercise of any power of sale by the Deed of Trust Trustee hereunder, if the Subject Statute shall be amended or modified to require any other notice or the posting, filing, serving or giving thereof or any statute hereafter enacted shall require any other notice or the posting, filing, serving or giving thereof, the Deed of Trust Trustee or the person selected by him is hereby authorized and empowered by the Lessee and the Lessor to give such notice or make such posting, filing, serving or giving thereof; provided however, each of the Lessor and the Lessee waives such other notice or the posting, filing, service or giving thereof to the full extent the Lessor may lawfully so do. Any provisions of this paragraph, or any amendments to or modifications of the Subject Statute to the contrary notwithstanding, the time periods provided for in the immediately preceding paragraph in respect of which the notices provided for in said paragraph are to be given shall not be shortened or eliminated as a result of any such amendment or modification.

          In addition to any other remedies granted in this Deed of Trust to the Beneficiary or the Deed of Trust Trustee (including specifically, but not limited to, the right to proceed against all the Mortgaged Property in accordance with the rights and remedies in respect to those portions of the Mortgaged Property which are real property pursuant to Section 9.604(a) of the Uniform Commercial Code, the Beneficiary may proceed under the Uniform Commercial Code as to all or any part of the personal property (tangible or intangible) and fixtures included with the Mortgaged Property (such portion of the Mortgaged Property being referred to herein as the "Personalty") and shall have and may exercise with respect to the Personalty all the rights, remedies and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease or utilize the Personalty and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by the Beneficiary, and toward payment of the Subject Obligations in such order or manner as provided herein. Any requirement of said Code for reasonable notification shall be met by mailing written notice to each of the Lessee and the Lessor at their respective addresses set forth in the first paragraph hereof at least ten (10) days prior to the sale or other event for which such notice is required.

          Each of the Lessor and the Lessee waives and surrenders for itself and all persons or entities claiming by, through, and under it, including creditors of all kinds: (A) any right and privilege which it or any of them has under any present or future constitution, statute, or rule of law to redeem the Property, or to have a continuance of this Deed of Trust for the Lease Term after termination of the Lessor's or the Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Deed of Trust, (B) the benefits of any present or future constitution, statute, or rule of law that exempts property from liability for debt or for distress for Rent, (C) any provision of law relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of Rent and (D) any rights, privileges and liens set out under Sections 91.004 and 93.003 of the Texas Property Code (as amended).

          (d)   Appointment of Receiver. The Deed of Trust Trustee or the Beneficiary shall, as a matter of right, without notice and without giving bond to the Lessor, the Lessee or anyone claiming by, under or through it, and without regard to the solvency or insolvency of the Lessor, the Lessee or the then value of the Mortgaged Property, be entitled to have a receiver appointed of all of the Mortgaged Property and the rents, issues and profits thereof, with such power as the court making such appointment shall confer, and the Lessor and the Lessee each hereby consents to the appointment of such receiver and shall not oppose any such appointment. Any such receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Mortgaged Property by force, summary proceedings, ejectment or otherwise, and may remove the Lessor, the Lessee or other persons and any and all property therefrom, and may hold, operate and manage the same and receive all earnings, income, rents, issues and proceeds accruing with respect thereto or any part thereof, whether during the pendency of any foreclosure or until any right of redemption shall expire or otherwise.

          (e)   Taking Possession, Collecting Rents, Etc. The Deed of Trust Trustee or the Beneficiary or their agent may enter and take possession of the Mortgaged Property and manage, operate, insure, repair and improve the same and take any action which, in the Deed of Trust Trustee's or the Beneficiary's judgment, is necessary or proper to conserve the value of the Mortgaged Property. The Deed of Trust Trustee or the Beneficiary may also take possession of, and for these purposes use, any and all personal property contained in the Mortgaged Property and used in the operation, rental or leasing thereof or any part thereof. The Deed of Trust Trustee or the Beneficiary or their agent shall be entitled to collect and receive all earnings, revenues, rents, issues and profits of the Mortgaged Property or any part thereof (and for such purpose the Lessor and the Lessee each does hereby irrevocably constitute and appoint the Deed of Trust Trustee and the Beneficiary its true and lawful attorneys-in-fact for it and in its name, place and stead to receive, collect and receipt for all of the foregoing, each of the Lessor and the Lessee irrevocably acknowledging that any payment made to the Deed of Trust Trustee or the Beneficiary hereunder shall be a good receipt and acquittance against the Lessor and the Lessee to the extent so made) and to apply same to the reduction of the Indebtedness Hereby Secured. The right to enter and take possession of the Mortgaged Property and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of the Deed of Trust Trustee or the Beneficiary hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The expenses (including any receiver's fees, counsels' fees, costs and the Deed of Trust Trustee's or agent's compensation) incurred pursuant to the powers herein contained shall be so much additional Indebtedness Hereby Secured which the Lessee promises to pay upon demand together with interest at the Overdue Rate. Neither the Deed of Trust Trustee nor the Beneficiary shall be liable to account to the Lessor or the Lessee for any action taken pursuant hereto other than to account for any rents actually received by the Deed of Trust Trustee or the Beneficiary. Without taking possession of the Mortgaged Property, the Deed of Trust Trustee or the Beneficiary may, in the event the Mortgaged Property becomes vacant or is abandoned, take such steps as it deems appropriate to protect and secure the Mortgaged Property (including hiring watchmen therefor) and all costs incurred in so doing shall constitute so much additional Indebtedness Hereby Secured payable upon demand with interest thereon at the Overdue Rate.

        13.    Waiver of Right to Redeem From Sale—Waiver of Appraisement, Valuation, Etc.    To the extent permitted by applicable law, the Lessor and the Lessee shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. To the extent permitted by applicable law, the Lessor and the Lessee, each for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. In the event of any sale made under or by virtue of this Deed of Trust, the whole of the Mortgaged Property may be sold in one parcel as an entirety or in separate lots or parcels at the same or different times, all as the Beneficiary may determine. The Beneficiary or any Purchaser shall have the right to become the purchaser at any sale made under or by virtue of this Deed of Trust and the Beneficiary or any Purchaser so purchasing at any such sale shall have the right to be credited upon the amount of the bid made therefor by the Beneficiary or any Purchaser with the amount payable to the Beneficiary or any Purchaser out of the net proceeds of such sale. In the event of any such sale, the Notes and the other Indebtedness Hereby Secured, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. Each of the Lessor and the Lessee hereby waives any and all rights of redemption prior to or from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of itself, and each and every person acquiring any interest in, or title to the Mortgaged Property described herein subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

        14.    Costs and Expenses of Foreclosure.    In any suit to foreclose the lien hereof there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of the Beneficiary for attorneys' fees, appraisers' fees, environmental auditors' fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies and similar data and assurances with respect to title as the Beneficiary may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Mortgaged Property, all of which expenditures shall become so much additional Indebtedness Hereby Secured which the Lessee agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Overdue Rate.

        15.    Application of Proceeds.    The proceeds of any foreclosure or other sale of the Mortgaged Property or of any other sale of property pursuant to this Deed of Trust shall be distributed as provided in Article VII of the Participation Agreement.

        16.    Beneficiary's and Purchasers' Remedies Cumulative—No Waiver.    No remedy or right of the Deed of Trust Trustee, the Beneficiary or any Purchaser shall be exclusive of but shall be cumulative and in addition to every other remedy or right now or hereafter existing at law or in equity or by statute or otherwise. No delay in the exercise or omission to exercise any remedy or right accruing on any default shall impair any such remedy or right or be construed to be a waiver of any such default or acquiescence therein, nor shall it affect any subsequent default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by the Beneficiary.

        17.    Beneficiary Party to Suits.    If the Deed of Trust Trustee or the Beneficiary shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Property or the title thereto or the interest of the Deed of Trust Trustee or the Beneficiary under this Deed of Trust (including probate and bankruptcy proceedings), or if the Deed of Trust Trustee or the Beneficiary

employs an attorney to collect any or all of the Indebtedness Hereby Secured or to enforce any of the terms hereof or realize hereupon or to protect the lien hereof, or if the Deed of Trust Trustee or the Beneficiary shall incur any costs or expenses in preparation for the commencement of any foreclosure or sale proceedings or for the defense of any threatened suit or proceeding which might affect the Mortgaged Property or the security hereof, whether or not any such foreclosure or other suit or proceeding shall be actually commenced, then in any such case, the Lessee agrees to pay to the Deed of Trust Trustee or the Beneficiary, within five (5) Business Days after demand, all reasonable costs, charges, expenses and attorney's fees incurred by the Deed of Trust Trustee or the Beneficiary in any such case, and the same shall constitute so much additional Indebtedness Hereby Secured payable upon demand with interest at the Overdue Rate.

        18.    Modifications Not to Affect Lien.    The Deed of Trust Trustee and the Beneficiary, without notice to anyone, and without regard to the consideration, if any, paid therefor, or the presence of other liens on the Mortgaged Property, may in their discretion release any part of the Mortgaged Property or any person liable for any of the Indebtedness Hereby Secured, may extend the time of payment of any of the Indebtedness Hereby Secured and may grant waivers or other indulgences with respect hereto and thereto, and may agree with the Lessor and the Lessee to modifications to the terms and conditions contained herein or otherwise applicable to any of the Indebtedness Hereby Secured (including modifications in the rates of interest applicable thereto), without in any way affecting or impairing the liability of any party liable upon any of the Indebtedness Hereby Secured or the priority of the lien of this Deed of Trust upon all of the Mortgaged Property not expressly released, and any party acquiring any direct or indirect interest in the Mortgaged Property shall take same subject to all of the provisions hereof.

        19.    Notices.    All communications provided for herein shall be in writing and shall be deemed to have been given when delivered in accordance with the terms and provisions of the Participation Agreement.

        20.    Liens Absolute, Etc.    The Lessor and the Lessee each acknowledges and agrees that the liens and security interests hereby created are absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of the Deed of Trust Trustee, the Beneficiary or any other holders of any of the Indebtedness Hereby Secured, and without limiting the generality of the foregoing, the lien and security hereof shall not be impaired by any acceptance by the Deed of Trust Trustee, the Beneficiary or any other holder of any of the Indebtedness Hereby Secured of any other security for or guarantees upon any of the Indebtedness Hereby Secured or by any failure, neglect or omission on the part of the Deed of Trust Trustee, the Beneficiary or any other holder of any of the Indebtedness Hereby Secured to realize upon or to protect any of the Indebtedness Hereby Secured or any collateral security therefor. The lien and security hereof shall not in any manner be impaired or affected by any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Indebtedness Hereby Secured, or of any collateral security therefor, or of any guaranty thereof, or of any loan agreement executed in connection therewith. In order to realize hereon and to exercise the rights granted the Deed of Trust Trustee and the Beneficiary hereby and under applicable law, there shall be no obligation on the part of the Deed of Trust Trustee, the Beneficiary or any other holder of any of the Indebtedness Hereby Secured at any time to first resort for payment to the obligor on any note evidencing any of the Indebtedness Hereby Secured or to any guaranty of any of the Indebtedness Hereby Secured or any part thereof or to resort to any other collateral security, property, liens or any other rights or remedies whatsoever, and the Deed of Trust Trustee and the Beneficiary shall have the right to enforce this instrument irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing.

        21.    Direct and Primary Security—No Subrogation.    The lien and security herein created and provided for stands as direct and primary security for the Notes as well as for any of the other

Indebtedness Hereby Secured. No application of any sums received by the Deed of Trust Trustee or the Beneficiary in respect of the Mortgaged Property or any disposition thereof to the reduction of the Indebtedness Hereby Secured or any part thereof shall in any manner entitle the Lessor or the Lessee to any right, title or interest in or to the Indebtedness Hereby Secured or any collateral security therefor, whether by subrogation or otherwise, unless and until all Indebtedness Hereby Secured has been fully paid and satisfied.

        22.    GOVERNING LAW.    THE CREATION AND THE PERFECTION OF THE LIEN OR SECURITY INTEREST IN THE MORTGAGED PROPERTY, AND THE RIGHTS AND REMEDIES OF THE DEED OF TRUST TRUSTEE AND BENEFICIARY WITH RESPECT TO THE MORTGAGED PROPERTY, AS PROVIDED HEREIN AND BY THE LAWS OF THE STATE OF TEXAS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. OTHERWISE, THE PARTICIPATION AGREEMENT, THE INDENTURE AND ALL OTHER OBLIGATIONS OF THE LESSOR AND THE LESSEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

        23.    Agent.    The Beneficiary has been appointed as agent pursuant to the Indenture. In acting under or by virtue of this Deed of Trust, the Beneficiary shall be entitled to all the rights, authority, privileges and immunities provided in Article VIII of the Indenture, all of which provisions of said Article VIII are incorporated by reference herein with the same force and effect as if set forth herein. The Beneficiary hereby disclaims any representation or warranty to the Purchasers concerning the perfection of the security interest granted hereunder or the value of the Mortgaged Property.

        24.    Fixtures Filing.    Certain of the personal property covered by this Deed of Trust is or will become fixtures on the real property which is a part of the Mortgaged Property described on Exhibit A, and this Deed of Trust upon being filed for record in the real estate records of the county wherein such fixtures are situated shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of the Uniform Commercial Code of the State upon such of the properties which are or may become fixtures. The mailing addresses of the Lessor and the Lessee and the address of the Beneficiary from which information may be obtained are set forth in the introductory paragraph of this Deed of Trust. Each of the Lessor and the Lessee has an interest of record in such real property.

        25.    Partial Invalidity.    All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Deed of Trust shall in no way be affected thereby.

        26.    Successors and Assigns.    Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, promises and agreements in this Deed of Trust contained by or on behalf of the Lessor, the Lessee, or by or on behalf of the Deed of Trust Trustee or the Beneficiary, shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

        27.    Headings.    The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

        28.    Changes, Etc.    This instrument and the provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and only as permitted by the Participation Agreement.

        29.    Final Agreement.    THIS DEED OF TRUST, TOGETHER WITH THE OTHER OPERATIVE DOCUMENTS REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

        30.    The Deed of Trust Trustee.    The Deed of Trust Trustee shall at all times be under the control of, and act pursuant to the directions of, the Beneficiary and neither the Lessor nor the Lessee shall have any power to control or direct the Deed of Trust Trustee. The Deed of Trust Trustee may be removed or replaced in the discretion of the Beneficiary. The Lessee shall pay all fees and expenses of the Deed of Trust Trustee in connection with this Deed of Trust and the transactions contemplated hereby, including all fees and expenses incurred in the exercise of any remedies hereunder.

        31.    Limitation on Interest; Usury.    All agreements between or among the Lessor, the Lessee and/or any Purchaser, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity of the Notes or the Lease Balance or otherwise, shall the amount paid, or agreed to be paid to any party for the use, forbearance, or detention of the money or for the payment or performance of any covenant or obligation contained herein or in the Operative Documents, exceed the maximum amount permissible under applicable law now or as hereafter amended. If from any circumstances whatsoever fulfillment of any provision hereof or of other Operative Documents, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance, any party shall have ever received interest or anything which might be deemed interest under applicable law which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Notes, the Lease Balance or the amounts owing on other obligations under the Operative Documents and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of the principal of the Notes, the Lease Balance and the amounts owing on other obligations under the Operative Documents, as the case may be, such excess shall be refunded. All sums paid or agreed to be paid for the use, forbearance or detention of the Lessor Balance or the Note Balance shall, to the extent permitted by Applicable Law, (i) be amortized, prorated, allocated and spread throughout the full term of the Lessor Balance or Note Balance (as applicable) until payment in full so that the actual rate of interest on account of the Lessor Balance or Note Balance (as applicable) does not exceed the maximum amount permissible under Applicable Law now or as hereinafter amended, throughout the term thereof, (ii) be characterized as a fee, expense or other charge other than interest, and/or (iii) exclude any voluntary prepayments and the effects thereof.

        IN WITNESS WHEREOF, the Lessor has caused these presents to be signed the day and year first above written.

CSL LEASING INC., as Lessor
By
Name: Its:
SABRE INC., as Lessee
By
Name: Its:

ACKNOWLEDGMENTS

STATE OF TEXAS	)
	)	SS
COUNTY OF	)

        This instrument was acknowledged before me on this the            day of June, 2003, by [            ], the [            ] of CSL LEASING INC., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public, State of My Commission expires:

ACKNOWLEDGMENTS

STATE OF TEXAS	)
	)	SS
COUNTY OF	)

        This instrument was acknowledged before me on this the            day of June, 2003, by [            ], the [            ] of SABRE INC., a Delaware corporation, on behalf of said corporation.

(SEAL)
Notary Public, State of My Commission expires:

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  Exhibit 10.1(f)
DEED OF TRUST AND SECURITY AGREEMENT WITH ASSIGNMENT OF RENTS
WITNESSETH
GRANTING CLAUSE I
GRANTING CLAUSE II
GRANTING CLAUSE III
GRANTING CLAUSE IV
GRANTING CLAUSE V
GRANTING CLAUSE VI
GRANTING CLAUSE VII
ACKNOWLEDGMENTS
ACKNOWLEDGMENTS